UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023 (March 2, 2023)

TWIN RIDGE CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40157	98-1577338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Vanderbilt Beach Road, Suite 200 Naples, Florida	34108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 235-0292

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TRCA.U	New York Stock Exchange
Class A ordinary shares included as part of the units	TRCA	New York Stock Exchange
Warrants included as part of the Units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TRCA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 15, 2023, Twin Ridge Capital Acquisition Corp., a Cayman Islands exempted company (“Twin Ridge”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on March 6, 2023, at 9:00 a.m., Eastern Time, to amend, by way of special resolution, Twin Ridge’s Amended and Restated Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Twin Ridge has to consummate a business combination from March 8, 2023 to June 8, 2023 (the “Articles Extension Date”) and to allow Twin Ridge, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of Twin Ridge’s board of directors (the “Board”), if requested by Twin Ridge Capital Sponsor, LLC, a Delaware limited liability company. The Extension Proxy Statement was first mailed on or about February 15, 2023, to all shareholders of record of Twin Ridge as of January 23, 2023. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which Twin Ridge public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) was 5:00 p.m., Eastern Time, on March 2, 2023 (the “Redemption Deadline”). The initial number of the Class A Ordinary Shares tendered for redemption prior to the Redemption Deadline was 16,117,768. The deadline for shareholders to withdraw previously submitted redemption requests is March 6, 2023, prior to 9:00 a.m., Eastern Time, subject to approval by the Board.

Shareholders may make such request by contacting our transfer agent, Continental Stock Transfer & Trust Company, at One State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: mzimkind@continentalstock.com).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2023	TWIN RIDGE CAPITAL ACQUISITION CORP.

/s/ William P. Russell, Jr.
	Name:	William P. Russell, Jr.
	Title:	Co-Chief Executive Officer and Chief Financial Officer